Subsequent Events Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]
SUBSEQUENT EVENTS

In January 2014, we closed on the sale of ENSCO 69 and Pride Wisconsin for $32.2 million. The proceeds were received in December 2013 and included in net cash used in investing activities of discontinued operations in our consolidated statement of cash flows for the year ended December 31, 2013 and accrued liabilities and other on our consolidated balance sheet as of December 31, 2013. We classified the rigs as held for sale during the fourth quarter of 2013 and included the $8.6 million aggregate net book value in other current assets on our consolidated balance sheet as of December 31, 2013. The gain on sale was recognized during the first quarter of 2014.

In April 2014, we sold ENSCO 85 for net proceeds of $64.4 million. The gain on sale was recognized during the second quarter of 2014.

During recent periods, a reduction in demand by operators combined with an oversupply of rigs has negatively impacted the floater market. The supply and demand imbalance has significantly challenged drilling contractors to contract older, less capable floaters.

During the second quarter of 2014, demand for floaters deteriorated further as a result of the continued reduction in capital spending by operators and recently announced delays in operators’ drilling programs. The further reduction in demand, when combined with the increasing supply from newbuild floater deliveries, has led to a very competitive market. In response to the adverse change in the current and anticipated floaters business climate, management evaluated our older, less capable floaters during the three-month period ended June 30, 2014 and committed to a plan to sell five rigs. These rigs were written down to fair value, less costs to sell, and classified as "held for sale" on our June 30, 2014 condensed consolidated balance sheet. We recorded a pre-tax, non-cash loss on impairment totaling $546.4 million during the three-month period ended June 30, 2014.

As a result of the adverse change in the floater business climate observed during the second quarter of 2014, management's commitment to a plan to sell five floaters during the second quarter of 2014 and the impairment charge incurred on the "held for sale" floaters, management concluded that a triggering event had occurred during the second quarter of 2014 and performed an asset impairment analysis on our remaining older, less capable floaters. Based on the analysis performed, we recorded an additional non-cash loss on impairment with respect to four other floaters totaling $991.5 million during the three-month period ended June 30, 2014.